Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to the Annual Report of E-Home Household Service Holdings Limited (the “Company”) on Form 20-F/A for the year ended June 30, 2022 filed with the SEC on the date hereof (the “Report”), I, Wenshan Xie, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2023

By:	/s/ Wenshan Xie
Name:	Wenshan Xie
Title:	Chief Executive Officer